UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            Robcor Properties, Inc.
             (Exact name of registrant as specified in its charter)


3505 Castlegate Ct.                                                40520
Lexington KY
(Address of principal executive offices)                          (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.    |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.    |X|

Securities Act registration statement file number to which this form relates:
(if applicable) 333-126031


Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock (Title of class)


                                 Preferred Stock

                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

Incorporated by reference from Registration Statement on Form SB-2, Commission File Number 333-126031 filed 6/22/2005 and all subsequent amendments.

Item 2. Exhibits.

3       Articles of Incorporation & By-Laws
          (a) Articles of Incorporation of the Company
          (b) By-Laws of the Company

Incorporated by reference from Registration Statement on Form SB-2, Commission File Number 333-126031 filed 6/22/2005 and all subsequent amendments.


                                    SIGNATURE

    Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.




      ROBCOR PROPERTIES, INC. (Registrant)

Date: December 31, 2005


By:  /s/ Michael Heitz
    -------------------
    President and Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer